UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2021

THE MICHAELS COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

3939 West John Carpenter Freeway

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2021, The Michaels Companies, Inc. (the “Company”) announced the appointment of Patrick “Joe” Venezia, as Executive Vice President – Chief Operating Officer, Stores of the Company, effective as of January 18, 2021.

Prior to joining the Company, Mr. Venezia served as President of Bridgestone Retail Operations, LLC since June 2017. He also served as EVP – Global Operations of Toys “R” Us and Babies “R” Us” from February 2014 to May 2017. Prior to joining Toys “R” Us, Mr. Venezia held various roles with Kangaroo Express, TitleMax and Walmart.

In connection with his appointment, Mr. Venezia entered into an offer letter with the Company pursuant to which he will (i) receive an initial annualized base salary of $650,000, (ii) receive a one-time signing bonus of $906,000 and (iii) be eligible for a fiscal year 2021 bonus with a target equal to 70% and a maximum payout of 140% of his base salary. Mr. Venezia will also be eligible to participate in the Company’s Long-Term Incentive Plan beginning in 2021, at an annual target value of $550,000, based on performance. The Company will also reimburse Mr. Venezia for certain relocation expenses.

Mr. Venezia and the Company will enter into the Company’s standard indemnification agreement, the terms of which are described in the Company’s Registration Statement on Form S-1 (File No. 333-193000), originally filed with the SEC on December 20, 2013 (the “Registration Statement”). No arrangement or understanding exists between Mr. Venezia and any other person pursuant to which Mr. Venezia was selected as an executive officer of the Company.

There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Venezia. In addition, there have been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Venezia or any member of her immediate family had or will have a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Tim Cheatham
Tim Cheatham Executive Vice President – General Counsel and Secretary

Date: January 19, 2021

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